Acquisitions (Tables)	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
The following table summarizes the fair value of consideration transferred, noncontrolling interest equity value, assets acquired, and liabilities assumed in conjunction with the Business Combination (in thousands):

Consideration transferred:
Total cash consideration	$342,270
Blocker rollover equity	221,811
Seller earnout contingent consideration (1)	160,272
Tax receivable agreement obligations to the seller	31,950
Total consideration transferred	756,303
Noncontrolling interest	1,658,545
Total equity value	$2,414,848
Assets acquired:
Cash and cash equivalents	$336,075
Restricted cash	305,292
Loans held for investment, subject to HMBS related obligations, at fair value	10,071,192
Loans held for investment, subject to nonrecourse debt, at fair value	5,291,443
Loans held for investment, at fair value	1,100,544
Loans held for sale, at fair value	2,140,361
MSR, at fair value	267,364
Fixed assets and leasehold improvements, net	26,079
Intangible assets, net (2)	717,700
Other assets, net	404,864
Total assets acquired	$20,660,914
Liabilities assumed:
HMBS related obligations, at fair value	$9,926,131
Nonrecourse debt, at fair value	5,227,942
Other financing lines of credit	3,340,345
Payables and other liabilities	669,048
Notes payable, net	353,924
Total liabilities assumed	19,517,390
Net identifiable assets acquired	1,143,524
Goodwill (3)	$1,271,324
(1) Represents the fair market value of earnout shares issued to Sellers, which will be settled with shares of Class A Common Stock and is accounted for as equity classified contingent consideration.
(2) Intangible assets were identified that met either the separability criterion or contractual legal criterion. The indefinite-lived trade names and definite-lived trade names intangible assets represent the values of all the Company’s trade names. The broker/customer relationships intangible asset represents the existing broker/customer relationships.
(3) Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable intangible assets acquired. Goodwill represents future economic benefits arising from acquiring FoA Equity, primarily due to its strong market position and its assembled workforce that are not individually identified and separately recognized as intangible assets. Approximately $85.2 million of the goodwill recognized was expected to be deductible for income tax purposes at the acquisition date.
There were certain payments and transactions expenses contingent on the Closing (i.e. the change-in-control event). The Company made one-time lump sum cash payments totaling $24.0 million to the holders of Phantom Units, and had $5.0 million of transaction expenses related to the Business Combination. Given these payments and expenses were triggered by the successful Closing of the Business Combination, the $29.0 million is considered to have been incurred "on the line", i.e., these payments and expenses are not presented in either the Predecessor or Successor periods.

Identifiable intangible assets	Fair value (in thousands)	Useful life (in years)
Indefinite-lived trade names	$178,000	N/A
Definite-lived trade names	8,800	10
Broker/customer relationships	530,900	8-15
Total	$717,700
The following table sets forth the fair values of the assets acquired in connection with the RAI Transaction (in thousands):

Acquisition date fair value
Loans held for sale, at fair value	$35,226
Intangible assets - Technology	1,890
Goodwill	5,627
Other assets, net	753
Net assets acquired	$43,496

Business Acquisition, Pro Forma Information	The following unaudited pro forma financial information presents the results of operations as if the Business Combination had occurred on January 1, 2020. The unaudited pro forma results may not necessarily reflect the actual results of operations that would have been achieved nor are they necessarily indicative of future results of operations.

	For the year ended December 31,
	2021	2020
Pro forma revenues	$1,736,999	$1,777,444
Pro forma net (loss) income	$(1,173,481)	$295,136
Pro forma net (loss) income attributable to controlling interest	$(344,687)	$70,411
Pro forma net (loss) income attributable to noncontrolling interest	$(828,795)	$224,725